UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2013 (June 27, 2013)

Anoteros, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-52561	88-0368849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7077 East Marilyn Road, Building 5, Suite 142n Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

       Registrant’s telephone number, including area code:  (310) 997-2482

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Principal Officers

On June 27, 2013, Mr. Michael Lerma resigned as Chief Financial Officer of Anoteros Inc.  The resignation of Mr. Lerma was on good terms with the company.  While his service to the Company was greatly appreciated, the Company will continue its efforts in maintaining the business and pursuing business opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Anoteros, Inc.

Dated:  July 12, 2013

By:         /S/  Michael Lerma
Michael Lerma, Chief Financial Officer